Exhibit 10.44

CONSENT AND AMENDMENT NO. 1 TO FINANCING AGREEMENT

This CONSENT AND AMENDMENT NO. 1 TO FINANCING AGREEMENT (this “Consent and Amendment”), dated as of December 27, 2022 (the “Effective Date”), is entered into by and among Near Intelligence Holdings Inc., a Delaware corporation, as Borrower, the Guarantors party hereto, the Required Lenders and Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Financing Agreement (as defined below).

WHEREAS, reference is made to that certain Financing Agreement, dated as of November 4, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Effective Date, the “Existing Financing Agreement”), by, among others, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto and Blue Torch, as Administrative Agent and as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent” and, together with the Administrative Agent, each an “Agent” and collectively, the “Agents”) (the Existing Financing Agreement, as amended by this Consent and Amendment, the “Financing Agreement”).

WHEREAS, it is has been brought to the attention of the Lenders and the Agents that the pre-money enterprise value of the Borrower is currently $575,000,000 (the “New Pre-Money Enterprise Value”), and not $675,000,000 (as originally estimated on the Effective Date (as defined in the Existing Financing Agreement));

WHEREAS, in connection with the above, the Borrower has requested (x) a consent to an amendment to the De-SPAC Merger Agreement and (y) an amendment to Schedule 5.03 of the Existing Financing Agreement, in order to reflect such New Pre-Money Enterprise Value.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Existing Financing Agreement and this Consent and Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Consent and Amendment.

(a) Pursuant to Section 7.02 of the Existing Financing Agreement, and subject to the terms and conditions set forth herein and in reliance on the representations, warranties and agreements of the Loan Parties set forth herein, the Required Lenders hereby consent to an amendment to the De-SPAC Merger Agreement, substantially in the form of Exhibit A hereto.

(b) Sub-clause 5 of Schedule 5.03 of the Existing Financing Agreement is hereby amended to replace the reference in clause (i)(x) thereof to “pre-money enterprise value of the Parent shall be at least $675,000,000” with “pre-money enterprise value of the De-SPAC Parent shall be at least $575,000,000”.

(c) The foregoing consent set forth in Section 1(a) should be construed as a one-time consent, and shall apply only to the matters expressly set forth in Section 1(a).

Section 2. Conditions Precedent to Consent and Amendment

This Consent and Amendment shall become effective as of the Effective Date, and each of the following conditions in this Section 2 have been satisfied (or waived) as of the Effective Date:

(a) Execution. The Administrative Agent shall have received the following, each in form and substance reasonably satisfactory to the Administrative Agent and the Lenders party hereto:

i.	This Consent and Amendment, duly executed by each of the parties hereto;

ii.	A copy of the De-SPAC Parent’s Form S-4 filing with the SEC, to be filed substantially concurrently with or promptly following the occurrence of the Effective Date; and

iii.	An amendment to the Agreement and Plan of Merger, duly executed by the parties thereto.

(b) Representations. The representations and warranties in Section 3 hereof shall be true and correct to the extent required thereunder.

Section 3. Representations and Warranties

Each of the Loan Parties hereby represents and warrants that, as of the Effective Date immediately after giving effect to this Consent and Amendment:

(a) the representations and warranties of each Loan Party in the other Loan Documents are true and correct in all material respects as of the Effective Date as though made on and as of such date, except to the extent any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) (except that such materiality qualifiers shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification); and

(b) no Default or Event of Default has occurred and is continuing.

Section 4. Ratification. The terms and provisions set forth in this Consent and Amendment shall modify and supersede all inconsistent terms and provisions of the Existing Financing Agreement and each other Loan Document. Except as expressly modified and superseded by this Consent and Amendment, the terms and provisions of the Existing Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Financing Agreement or any other Loan Document in similar or different circumstances.

Section 5. Loan Document. This Consent and Amendment is a “Loan Document” under the Financing Agreement.

Section 6. Governing Law. THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7. Counterparts. Section 12.08 of the Existing Financing Agreement (Counterparts) is hereby incorporated by this reference, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed as of the date first above written.

BORROWER:
NEAR INTELLIGENCE HOLDINGS INC.

By:	/s/ Rahul Agarwal
Name:	Rahul Agarwal
Title:	Chief Financial Officer and Treasurer

GUARANTORS:
NEAR NORTH AMERICA, INC.

By:	/s/ John Faieta
Name:	John Faieta
Title:	Chief Financial Officer and Treasurer

EXECUTED
For and on behalf of

NEAR INTELLIGENCE PTE. LTD.

By:	/s/ Rahul Agarwal
Name:	Rahul Agarwal
Title:	Director

BLUE TORCH FINANCE LLC,
as Administrative Agent

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Authorized Signatory

LENDERS:

BTC Holdings SBAF Fund LLC
By: Blue Torch Credit Opportunities SBAF Fund LP,
its sole member
By: Blue Torch Credit Opportunities SBAF GP LLC,
its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

Blue Torch Credit Opportunities Fund III LP
By: Blue Torch Credit Opportunities GP III LLC, its
general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

Signature Page to Consent and Amendment No. 1 to Financing Agreement

LENDERS:

BTC Holdings Fund II LLC
By: Blue Torch Credit Opportunities Fund II LP, its
sole member
By: Blue Torch Credit Opportunities GP II LLC, its
general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC HOLDINGS KRS FUND LLC
By: Blue Torch Credit Opportunities KRS Fund LP,
its sole member
By: Blue Torch Credit Opportunities KRS GP LLC,
its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

Signature Page to Consent and Amendment No. 1 to Financing Agreement